 UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549

FORM 8-K/ A
Amendment No. 1

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 5, 2010

VIRTUAL CLOSET, INC.
(Exact name of registrant as specified in Charter)

Nevada	333-156302	26-3062752
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

Dongxing Building, 4th Floor No.1 Xinke Road, Xi’an, the People’s Republic of China 710043
(Address of Principal Executive Offices)

86-29-8224-7500
(Issuer’s Telephone Number, Including Area Code

112 North Curry Street, Carson City, NV, 89703
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment No. 1 on Form 8-K/A is being filed solely to file as Exhibit 99.1 the unaudited consolidated financial statements for the three months ended March 31, 2010 of Dong Ke Pharmaceutical, Inc., the company whose business Virtual Closet, Inc. acquired pursuant to a reverse acquisition on May 10, 2010.

Item 9.01.	Exhibits.

(a)	Exhibits

99.1	Consolidated Financial Statements of Dong Ke Pharmaceutical, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VIRTUAL CLOSET, INC.

Dated: May 21, 2010	By:	/s/ Dongke Zhao
Name: Dongke Zhao
Title: Chief Executive Officer